UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – April 15, 2014

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	46-2488810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Energy Future Holdings Corp. (“EFH Corp.”), Energy Future Competitive Holdings Company LLC (“EFCH”), Texas Competitive Electric Holdings Company LLC (“TCEH”), and Energy Future Intermediate Holding Company LLC (“EFIH” and together with EFH Corp., EFCH and TCEH, the “Companies”) and certain unaffiliated holders of claims against the Companies and certain of their subsidiaries (collectively, the “Creditors”) have executed confidentiality agreements to facilitate the exchange of information and the development of restructuring alternatives. Together with their respective professional advisors, each of the Companies, the Creditors and principals of EFH Corp.’s existing equity holders (the “Equity Holders”) are engaged in discussions regarding the terms of and conditions to changes in the Companies’ capital structure and restructuring alternatives. The Companies’ objectives in these discussions have been, and continue to be, to promote a sustainable capital structure and maximize enterprise value by, among other things, encouraging agreement among the Creditors on a restructuring plan that would minimize time spent in a restructuring proceeding through a proactive and organized solution; minimizing any potential adverse tax impacts of a restructuring; maintaining focus on operating the Companies’ businesses; and maintaining the Companies’ high-performing work force. Although these discussions have been, and continue to be, constructive with respect to various terms and conditions (including the structure of the restructured Companies), the parties have not executed any agreement in support of changes to the Companies’ capital structure or any restructuring alternatives that are being discussed. There is no guarantee that these discussions will result in an agreement.

In consideration of the additional time required to evaluate the effects of these events on the financial statements and disclosures included in EFH Corp.’s, EFCH’s and EFIH’s Annual Reports on Form 10-K, these registrants will not file their respective Annual Reports on Form 10-K for the year ended December 31, 2013 with the Securities and Exchange Commission (the “SEC”) by April 15, 2014, the date on which the reports are required to be filed with the SEC, after giving effect to a permitted extension. The Credit Agreement, dated October 10, 2007, by and among TCEH, as borrower, EFCH and certain of TCEH’s subsidiaries, as guarantors, and the members of the lending syndicate and certain other agents (as amended, modified or otherwise supplemented, the “TCEH Credit Agreement”), contains a covenant requiring TCEH to furnish its or EFCH’s annual financial statements and related information to the administrative agent thereunder on or before the date on which such financial statements are required to be filed with the SEC (after giving effect to any permitted extensions) or, if such financial statements are not required to be filed with the SEC, on or before the date that is 90 days after the end of the fiscal year. Because TCEH (i) did not furnish its financial statements to the administrative agent on or before March 31, 2014 and (ii) will not furnish EFCH’s Annual Report on Form 10-K by April 15, 2014 (the date on which it is required to be filed with the SEC, after giving effect to a permitted extension), TCEH will be in breach of this covenant. The TCEH Credit Agreement provides for a 30-day grace period after receipt by TCEH of written notice from the administrative agent or lenders holding not less than a majority of the aggregate principal amount of loans under the TCEH Credit Agreement before an event of default under the TCEH Credit Agreement may be deemed to have occurred due to a breach of this covenant. If TCEH does not furnish its or EFCH’s annual financial statements and related information to the administrative agent or TCEH does not file for Chapter 11 protection prior to the expiration of the applicable grace period, then either the administrative agent under the TCEH Credit Agreement or the lenders holding not less than a majority in aggregate principal amount of loans under the TCEH Credit Agreement may, among other things, declare the entire principal amount outstanding (including accrued interest thereon) under the TCEH Credit Agreement due and payable. The current principal amount outstanding under the TCEH Credit Agreement is approximately $22.635 billion.

An event of default under the TCEH Credit Agreement that results in acceleration of the debt outstanding thereunder would constitute an event of default or otherwise trigger the acceleration of (or the right to accelerate) repayment obligations under a number of material direct financial obligations of EFCH and its subsidiaries, including:

•	the Indenture, dated as of April 19, 2011, relating to the 11.50% Senior Secured Notes due October 1, 2020 of TCEH and TCEH Finance, Inc. (the “TCEH First Lien Notes”) – the current principal amount outstanding of the TCEH First Lien Notes is $1.75 billion;

•	the Indenture, dated October 6, 2010, as supplemented, relating to the 15% Senior Secured Second Lien Notes due April 1, 2021 and 15% Senior Secured Second Lien Notes due April 1, 2021, Series B, of TCEH and TCEH Finance, Inc. (collectively, the “TCEH Second Lien Notes”) – the current principal amount outstanding of the TCEH Second Lien Notes is $1.571 billion;

•	the commodity hedges entered into by certain subsidiaries of TCEH that are secured on a pari passu basis with the TCEH Credit Agreement and the TCEH First Lien Notes (the “TCEH First Lien Commodity Hedges”) – because the TCEH First Lien Commodity Hedges are currently in-the-money to TCEH, there are no current outstanding obligations under the TCEH First Lien Commodity Hedges;

•	the interest rate swaps entered into by TCEH that are secured on a pari passu basis with the TCEH Credit Agreement and the TCEH First Lien Notes (the “TCEH First Lien Interest Rate Swaps”) – the outstanding obligations as of April 11, 2014 under the TCEH First Lien Interest Rate Swaps total approximately $1.255 billion (net of offset rights with certain of the TCEH First Lien Commodity Hedges pursuant to netting provisions within those agreements); and

•	the Indenture, dated October 31, 2007, relating to the 10.25% Senior Notes due November 1, 2015 and 10.25% Senior Notes due November 1, 2015, Series B, of TCEH and TCEH Finance, Inc. (collectively, the “TCEH 10.25% Unsecured Notes”) and the 10.50%/11.25% Senior Toggle Notes due November 1, 2016 of TCEH and TCEH Finance, Inc. (the “TCEH Unsecured Toggle Notes”) – the current principal amount of TCEH 10.25% Unsecured Notes outstanding is approximately $3.488 billion, and the current principal amount of TCEH Unsecured Toggle Notes outstanding is approximately $1.749 billion.

On March 31, 2014, each of EFH Corp., EFCH and EFIH disclosed in a Current Report on Form 8-K that, among other things, TCEH intended not to pay certain interest payments due on its funded debt on April 1, 2014. TCEH did not make, and has not made, these interest payments. The Indentures that govern the terms of the funded debt provide for a 30-day grace period for failure to make interest payments before an event of default may be deemed to have occurred. This grace period will expire on May 1, 2014. An event of default under this funded debt that results in the acceleration of or right to accelerate the debt outstanding thereunder will constitute an event of default or otherwise trigger the acceleration of (or the right to accelerate) repayment obligations under a number of material direct financial obligations of EFCH and its subsidiaries, including the TCEH Credit Agreement, the TCEH First Lien Commodity Hedges, the TCEH First Lien Interest Rate Swaps, the TCEH 10.25% Unsecured Notes and the TCEH Unsecured Toggle Notes.

In addition, on March 31, 2014, EFH Corp., EFCH and EFIH each disclosed in a Form 12b-25 that in consideration of liquidity issues affecting EFH Corp. and its subsidiaries (other than Oncor Electric Delivery Holdings Company LLC and its subsidiaries) and TCEH’s anticipated inability to repay debt obligations due in 2014, it is expected that the reports of the independent registered public accounting firm that accompany the audited consolidated financial statements for the year ended December 31, 2013 included in the Annual Reports on Form 10-K for the year ended December 31, 2013 to be filed by EFH Corp., EFCH and EFIH will each contain an explanatory paragraph regarding substantial doubt about the applicable registrant’s ability to continue as a going concern.

Notwithstanding the matters described in this Current Report, during the pendency of the discussions described above, the Companies expect to continue to operate their businesses in the ordinary course and meet their ordinary course obligations (i.e., trade, supplier/vendor, trading counterparty and similar obligations), but not TCEH’s funded debt obligations described herein, as they become due and payable. At April 10, 2014, cash and cash equivalents totaled $815 million, consisting of $248 million at EFH Corp., $134 million at EFIH and $433 million at TCEH.

Cautionary Note Regarding Forward-Looking Statements

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. In particular, there can be no guarantee that any future changes in the Companies’ capital structure will occur or, if any changes occur, that they will ultimately be successful or produce the desired outcome, and there can be no assurance regarding whether we will meet our financial obligations. Although we believe that in making any such forward-looking statement our expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and is qualified in its entirety by reference to the discussion of risk factors under Item 1A, “Risk Factors” and the discussion under Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Reports on Form 10-K filed by each of EFH Corp., EFIH and EFCH and the following important factors, among others, that could cause actual results to differ materially from those projected in such forward-looking statements:

•	ongoing negotiations with the Creditors and the Equity Holders;

•	actions that may be taken by counterparties to certain of our contractual relationships in an attempt to reduce their financial exposure to us, such as requesting collateral and/or enhanced payment terms;

•	prevailing governmental policies and regulatory actions, including but not limited to those of the Texas Legislature, the Governor of Texas, the US Congress, the US Federal Energy Regulatory Commission, the North American Electric Reliability Corporation, the Texas Reliability Entity, Inc., the Public Utility Commission of Texas, the Railroad Commission of Texas, the US Nuclear Regulatory Commission, the US Environmental Protection Agency, the Texas Commission on Environmental Quality, the US Mine Safety and Health Administration, the Internal Revenue Service and the US Commodity Futures Trading Commission, with respect to, among other things:

•	allowed prices;

•	allowed rates of return;

•	permitted capital structure;

•	industry, market and rate structure;

•	purchased power and recovery of investments;

•	operations of nuclear generation facilities;

•	operations of fossil-fueled generation facilities;

•	operations of mines;

•	self-bonding requirements;

•	acquisition and disposal of assets and facilities;

•	development, construction and operation of facilities;

•	decommissioning costs;

•	present or prospective wholesale and retail competition;

•	changes in tax laws and policies;

•	changes in and compliance with environmental and safety laws and policies, including the Cross State Air Pollution Rule, and greenhouse gas and other climate change initiatives, and

•	clearing over-the-counter derivatives through exchanges and posting of cash collateral therewith;

•	transacting and reporting over-the-counter derivatives with counterparties off of exchanges;

•	legal and administrative proceedings and settlements;

•	general industry trends;

•	economic conditions, including the impact of an economic downturn;

•	our ability to collect trade receivables from counterparties;

•	our ability to attract and retain profitable customers;

•	our ability to profitably serve our customers;

•	restrictions on competitive retail pricing;

•	changes in wholesale electricity prices or energy commodity prices, including the price of natural gas;

•	changes in prices of transportation of natural gas, coal, crude oil and refined products;

•	changes in market heat rates in the Texas electricity market;

•	our ability to effectively hedge against unfavorable commodity prices, including the price of natural gas, market heat rates and interest rates;

•	weather conditions, including drought and limitations on access to water, and other natural phenomena, and acts of sabotage, wars or terrorist or cybersecurity threats or activities;

•	population growth or decline, or changes in market supply or demand and demographic patterns, particularly in Texas;

•	changes in business strategy, development plans or vendor relationships;

•	access to adequate transmission facilities to meet changing demands;

•	changes in interest rates, commodity prices, rates of inflation or foreign exchange rates;

•	changes in operating expenses, liquidity needs and capital expenditures;

•	commercial bank market and capital market conditions and the potential impact of disruptions in US and international credit markets;

•	the willingness of our lenders to extend the maturities of our debt instruments and the terms and conditions of any such extensions;

•	access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in capital markets;

•	activity in the credit default swap market related to our debt instruments;

•	restrictions placed on us by the agreements governing our debt instruments;

•	our ability to generate sufficient cash flow to make interest payments on, or refinance, our debt instruments;

•	our ability to successfully execute our liability management program, reach agreement with our creditors on the terms of any change in our capital structure, or otherwise address our significant interest payments and debt maturities, including through the potential exchange of debt securities for debt or equity securities or potential waiver of any covenants contained in our debt agreements;

•	any defaults under certain of our financing arrangements that could trigger cross default or cross acceleration provisions under other financing arrangements;

•	our ability to make intercompany loans or otherwise transfer funds among different entities in our corporate structure;

•	competition for new energy development and other business opportunities;

•	inability of various counterparties to meet their obligations with respect to our financial instruments;

•	changes in technology used by and services offered by us;

•	changes in electricity transmission that allow additional electricity generation to compete with our generation assets;

•	significant changes in our relationship with our employees, including the availability of qualified personnel, and the potential adverse effects if labor disputes or grievances were to occur;

•	changes in assumptions used to estimate costs of providing employee benefits, including medical and dental benefits, pension and retiree medical, and future funding requirements related thereto, including joint and several liability exposure under applicable law;

•	changes in assumptions used to estimate future executive compensation payments;

•	hazards customary to the industry and the possibility that we may not have adequate insurance to cover losses resulting from such hazards;

•	significant changes in critical accounting policies;

•	actions by credit rating agencies;

•	adverse claims by our creditors or holders of our debt securities;

•	our ability to effectively execute our operational strategy, and

•	our ability to implement cost reduction initiatives.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for us to predict all of them; nor can we assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Stanley J. Szlauderbach
Name: Stan J. Szlauderbach
Title: Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Stanley J. Szlauderbach
Name: Stan J. Szlauderbach
Title: Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC

/s/ Stanley J. Szlauderbach
Name: Stan J. Szlauderbach
Title: Senior Vice President & Controller

April 15, 2014

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